UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2009

                             LAPORTE BANCORP, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                        001-33733               26-1231235
  --------------------------        ---------------------      ---------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                                  46350
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

LaPorte Bancorp, Inc. (the "Company") has terminated its previously announced program to repurchase up to 55,000 shares of the Company's common stock. Under this program, the company purchased 37,500 shares at a weighted average cost of $5.41 per share, including commissions. The board of directors took this action out of an abundance of caution in order to conserve capital in today's uncertain economic climate.


Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits: None



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    LAPORTE BANCORP, INC.


DATE:  February 27, 2009                       By: /s/ Michele M. Thompson
                                                   ---------------------
                                                   Michele M. Thompson
                                                   Executive Vice President
                                                    and Chief Financial Officer